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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) August 2, 2001

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                              GATX RAIL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          New York                     2-54754                36-2827991
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
     of incorporation)                                    identification number)

                             500 West Monroe Street,
                          Chicago, Illinios 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.           OTHER EVENTS.

On July 30, 2001, GATX Financial Services Inc., a Delaware corporation and a subsidiary of GATX Rail Corporation, a New York Corporation was merged into its wholly owned subsidiary GATX Capital Corporation, a Delaware corporation. On July 31, 2001, GATX Rail Corporation, was merged into its wholly owned subsidiary GATX Capital Corporation, which concurrently changed its name to GATX Financial Corporation (commission file number 1-8319).



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                    GATX RAIL CORPORATION
                                               ---------------------------------
                                                         (Registrant)

                                                     /s/ Brian A. Kenney
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                                                       Brian A. Kenney
                                                        Vice President
                                                  (Duly Authorized Officer)



Date:  August 2, 2001